Exhibit 4.1

NUMBER E

SHARES

COMMON STOCK

PAR VALUE $.01 PER SHARE

INCORPORATED UNDER THE LAWS OF

THE COMMONWEALTH OF MASSACHUSETTS

EMC Corporation

COMMON STOCK

PAR VALUE $.01 PER SHARE

CUSIP 268648 10 2

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

SPECIMEN

EMC

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF

EMC Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued under and subject to the laws of The Commonwealth of Massachusetts and to the Articles of Organization and By Laws of the Corporation, all as in effect from time to time. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SPECIMEN

/s/ Treasurer

/s/ President and Chief Executive Officer

EMC CORPORATION

1979

MASSACHUSETTS

COUNTERSIGNED AND REGISTERED:

EquiServe Trust Company, N.A.

TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

American Bank Note Company

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —	Custodian
			(Cust)	(Minor)
TEN ENT	— as tenants by the entireties		under Uniform Gifts to Minors

JT TEN	— as joint tenants with right of
	survivorship and not as tenants		Act _______________________
	in common		(State)
Additional abbreviations may also be used though not in the above list.

For value received, ___________________ hereby sell, assign and transfer under

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE.

shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint _______________

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated, _________________________

_____________________________________

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.